UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(513) 579-7780
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 28, 2020, the Board of Directors of Macy’s, Inc. (“Macy’s” or the “Company”) appointed Paul Griscom, 39, as Senior Vice President and Controller. Mr. Griscom has been serving as Vice President and interim Principal Accounting Officer since June 1, 2020. Mr. Griscom had been Vice President, Financial Reporting and Accounting Services since May 2019, Vice President, Financial Reporting from June 2017 to April 2019 and Director of Financial Reporting from July 2016 to May 2017. Previously, he was Director, Training & Products, GAAP Dynamics from 2012 to 2016 and held various positions at KPMG LLP from 2000 to 2012.

The Compensation and Management Development (CMD) Committee of the Macy’s Board of Directors approved the following compensation arrangements for Mr. Griscom:

•
Annual base salary of $375,000; annual target incentive opportunity of 40% of base salary under the Senior Executive Incentive Compensation Plan; and a target annual equity grant with a grant date value of $400,000 under the 2018 Equity and Incentive Compensation Plan, in a combination of performance-based restricted stock units and time-based restricted stock units, weighted 30% and 70%, respectively, based on grant date fair value. The performance-based restricted stock units will vest at the end of a three-year performance period based on performance against pre-determined goals and the time-base restricted stock units will vest 25% on each of the four anniversaries of the grant date. Annual incentive opportunity and annual equity grant will be prorated to August 1 for fiscal 2020 and is inclusive of core RSU awards granted July 9, 2020.

•	Participation in the Company’s Senior Executive Severance Plan and Change in Control Plan.

Macy’s, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2020	MACY’S, INC. By:/s/ Elisa D. Garcia Name: Elisa D. Garcia Title: Chief Legal Officer and Secretary